Exhibit 99.1

API Technologies Completes Acquisition of Inmet and Weinschel

ORLANDO, Fla.– (PR Newswire) – June 8, 2015 - API Technologies Corp. (NASDAQ:ATNY) (“API” or the “Company”), a leading provider of high performance RF, microwave, millimeterwave, power, and security solutions today announced the successful completion of its acquisitions of Aeroflex / Inmet, Inc. (“Inmet”) and Aeroflex / Weinschel, Inc. (“Weinschel”) from Cobham plc (LON:COB) for a total purchase price of $80.0 million.

Combined, Inmet and Weinschel generated revenue of $51.4 million and EBITDA margins over 20% for the year ended December 31, 2014. The closing of the acquisition of Inmet and Weinschel adds breadth to API’s RF, microwave, and microelectronics product portfolio, extends the Company’s subsystems offering, and furthers API’s reach in key end markets, including defense, space, commercial aviation, and wireless.

Robert Tavares, President and Chief Executive Officer of API, stated: “We are very pleased to have completed the acquisition of Inmet and Weinschel - two premier product brands that will augment our industry leading portfolio of high-performance RF, microwave, and microelectronics solutions. The addition of Inmet and Weinschel strengthens our competitive position as a top electronic solutions provider, while also being immediately accretive to API’s cash flow and earnings. I want to personally welcome the Inmet and Weinschel team members to API and look forward to jointly delivering products of exceptional quality and performance to our global customer base.”

About API Technologies Corp.

API Technologies (NASDAQ: ATNY) is an innovative designer and manufacturer of high performance systems, subsystems, modules, and components for technically demanding RF, microwave, millimeterwave, electromagnetic, power, and security applications. A high-reliability technology pioneer with over 70 years of heritage, API Technologies products are used by global defense, industrial, and commercial customers in the areas of commercial aerospace, wireless communications, medical, oil and gas, electronic warfare, unmanned systems, C4ISR, missile defense, harsh environments, satellites, and space. Learn more about API Technologies and our products at www.apitech.com.

Safe Harbor for Forward-Looking Statements

Except for statements of historical fact, the information presented herein constitutes forward-looking statements. All forward-looking statements, including those related to the impact of the acquisition on API’s financial performance and results of operations, are subject to certain risks, uncertainties and assumptions which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include but are not limited to, general economic and business conditions, including without limitation, reductions in government defense spending; government regulations; our ability to integrate and consolidate new operations; and our ability to expand our operations in both new and existing markets. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated.

The forward-looking statements in this news release should be read in conjunction with the more detailed descriptions of the above factors located in our Annual Report on Form 10-K under Part I, Item 1A “Risk Factors” as well as those additional factors we may describe from time to time in other filings with the Securities and Exchange Commission. All information in this release is as of the date hereof. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements in this press release, whether as a result of new information, future events, or otherwise.

Contact:

Claudio Mannarino

Senior Vice President and Chief Financial Officer

+1 855-294-3800

investors@apitech.com

Tara Flynn Condon

Vice President, Corporate Development & Marketing

+1 908-546-3903

media@apitech.com